Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
The Company is involved in legal and regulatory proceedings, lawsuits, claims and investigations incidental to the normal conduct of business, relating to such matters as product liability, land disputes, commercial contracts, employment, antitrust, intellectual property, workers' compensation, chemical exposure, asbestos exposure, prior acquisitions and divestitures, past waste disposal practices and release of chemicals into the environment. The Company is actively defending those matters where the Company is named as a defendant. Due to the inherent subjectivity of assessments and unpredictability of outcomes of legal proceedings, the Company's litigation accruals and estimates of possible loss or range of possible loss ("Possible Loss") may not represent the ultimate loss to the Company from legal proceedings. For reasonably possible loss contingencies that may be material and when determinable, the Company estimates its Possible Loss, considering that the Company could incur no loss in certain matters. Thus, the Company's exposure and ultimate losses may be higher or lower, and possibly materially so, than the Company's litigation accruals and estimates of Possible Loss. For some matters, the Company is unable, at this time, to estimate its Possible Loss that is reasonably possible of occurring. Generally, the less progress that has been made in the proceedings or the broader the range of potential results, the more difficult for the Company to estimate the Possible Loss that it is reasonably possible the Company could incur. The Company may disclose certain information related to a plaintiff's claim against the Company alleged in the plaintiff's pleadings or otherwise publicly available. While information of this type may provide insight into the potential magnitude of a matter, it does not necessarily represent the Company's estimate of reasonably possible or probable loss. Some of the Company's exposure in legal matters may be offset by applicable insurance coverage. The Company does not consider the possible availability of insurance coverage in determining the amounts of any accruals or any estimates of Possible Loss.
Plumbing Actions
CNA Holdings LLC ("CNA Holdings"), a US subsidiary of the Company, which included the US business now in the Advanced Engineered Materials segment, along with Shell Oil Company ("Shell"), E.I. DuPont de Nemours and Company ("DuPont") and others, has been a defendant in a series of lawsuits, including a number of class actions, alleging that plastic resins manufactured by these companies that were utilized by others in the production of plumbing systems for residential property were defective for this use and/or contributed to the failure of such plumbing. Based on, among other things, the findings of outside experts and the successful use of the Company's acetal copolymer in similar applications, CNA Holdings does not believe the Company's acetal copolymer was defective for this use or contributed to the failure of the plumbing. In addition, in many cases CNA Holdings' potential future exposure may be limited by, among other things, statutes of limitations and repose.
In November 1995, CNA Holdings, DuPont and Shell entered into national class action settlements in the Cox, et al. v. Hoechst Celanese Corporation, et al., No. 94-0047 (Chancery Ct., Obion County, Tennessee) matter. The time to file claims against the class has expired and the entity established by the court to administer the claims was dissolved in September 2010. In addition between 1995 and 2001, CNA Holdings was named as a defendant in various putative class actions. The majority of these actions have now been dismissed. As a result the Company recorded $59 million in reserve reductions and recoveries from associated insurance indemnifications during 2010. The reserve was further reduced by $4 million during the year ended December 31, 2011 following the dismissal of the remaining US case (St. Croix, Ltd., et al. v. Shell Oil Company d/b/a Shell Chemical Company, Case No. XC-97-CR-467, Virgin Islands Superior Court) which was appealed in 2011. Oral argument for the appeal took place on December 13, 2012 and a decision on the appeal is expected in 2013.
As of December 31, 2012, the class actions in Canada are subject to a pending class settlement that would result in a dismissal of those cases. The Company does not believe the Possible Loss associated with the remaining matters is material. Accordingly, the Company has determined to reduce the reserves based on the expiration of the time to file and the resolution of certain claims under the Canada class and no significant active claims outside of Canada. The Company recorded recoveries and reductions in legal reserves related to plumbing actions to Other (charges) gains, net (Note 17) as follows:

	Year Ended December 31,
	2012	2011	2010
	(In $ millions)
Recoveries	1	2	14
Legal reserve reductions	4	4	45
Total	5	6	59

Polyester Staple Antitrust Litigation
CNA Holdings, the successor in interest to Hoechst Celanese Corporation ("HCC"), Celanese Americas Corporation and Celanese GmbH (collectively, the "Celanese Entities") and Hoechst, the former parent of HCC, were named as defendants in two actions (involving multiple individual participants) filed in September 2006 by US purchasers of polyester staple fibers manufactured and sold by HCC. The actions alleged that the defendants participated in a conspiracy to fix prices, rig bids and allocate customers of polyester staple sold in the US. These actions were consolidated in a proceeding by a Multi-District Litigation Panel in the US District Court for the Western District of North Carolina styled In re Polyester Staple Antitrust Litigation, MDL 1516. On June 12, 2008 the court dismissed these actions with prejudice against all Celanese Entities in consideration of a payment by the Company. This proceeding related to sales by the polyester staple fibers business which Hoechst sold to KoSa B.V., f/k/a Arteva B.V., a subsidiary of Koch Industries, Inc. ("KoSa") in 1998. In November 2003, KoSa sought recovery from the Company (Koch Industries, Inc. et al. v. Hoechst Aktiengesellschaft et al., No. 03-cv-8679 Southern District NY) alleging a variety of claims, including indemnification and breach of representations, arising out of the 1998 sale. During the fourth quarter of 2010, the parties settled the case pursuant to a confidential agreement and the case was dismissed with prejudice.
Prior to December 31, 2008, the Company had entered into tolling arrangements with four other alleged US purchasers of polyester staple fibers manufactured and sold by the Celanese Entities. These purchasers were not included in the settlement and one such company filed suit against the Company in December 2008 (Milliken & Company v. CNA Holdings, Inc., Celanese Americas Corporation and Hoechst AG (No. 8-SV-00578 W.D.N.C.)). On September 15, 2011, the case was dismissed with prejudice based on a stipulation and proposed order of voluntary dismissal.
Commercial Actions
In April 2007, Southern Chemical Corporation ("Southern") filed a petition in the 190th Judicial District Court of Harris County, Texas styled Southern Chemical Corporation v. Celanese Ltd. (Cause No. 2007-25490), seeking declaratory judgment relating to the terms of a multi-year methanol supply contract. The trial court granted the Company's motion for summary judgment in March 2008 dismissing Southern's claims. In September 2009, the intermediate Texas appellate court reversed the trial court decision and remanded the case to the trial court. The Texas Supreme Court subsequently declined both parties' requests that it hear the case. On August 15, 2010, Southern filed a second amended petition adding a claim for breach of contract and seeking equitable damages in an unspecified amount from the Company. Southern amended its complaint adding new claims for fraud and tortious interference with a third-party contract. More specifically, Southern claimed the Company "materially misrepresented its intended use of the methanol to be supplied by Southern" and "violated the material terms of the contract and failed to correct these breaches after Southern provided notice." These alleged breaches include "selling, transferring, swapping or tolling methanol to or with entities other than the Company and to entities or operations outside the U.S. or Mexico." In the May 2012 complaint, Southern sought compensatory damages of $1.3 billion, as well as pre- and post-judgment interest, attorneys' fees and punitive damages equaling two times its actual damages. Southern also sought rescission or termination of the contract. Trial commenced on July 16, 2012, and on August 10, 2012, the jury returned a verdict of no liability and no damages with respect to all of Southern's claims against the Company. The trial court adopted the jury's verdict and entered final judgment on October 10, 2012. In November 2012, Southern filed a motion for new trial which the trial court denied.
In June 2012, Linde Gas Singapore Pte Ltd ("Linde Gas"), a raw materials supplier based in Singapore, initiated arbitration proceedings in New York against the Company's subsidiary, Celanese Singapore Pte. Ltd. ("Singapore Ltd."), alleging that Singapore Ltd. had breached a certain requirements contract for carbon monoxide by temporarily idling Singapore Ltd.'s acetic acid facility in Jurong Island, Singapore. The Company filed its answer on August 8, 2012. The Company believes that Linde Gas' claims lack merit and that the Company has complied with the contract terms and plans to vigorously defend the matter. Based on the Company's evaluation of currently available information, the Company cannot estimate the Possible Loss, if any, for this matter as discovery is ongoing and Linde Gas' arbitration demand to date does not specify the categories of damages it is seeking for the period that the plant was idled in 2012 and contends that it will incur additional damages if the plant is idled again in the future. The arbitral panel agreed to bifurcate the case into a liability and damages phase and set hearing dates for all liability issues in June 2013 and for all damages issues (if necessary) in December 2013.
Award Proceedings in relation to Domination Agreement and Squeeze-Out
The Company's subsidiary, BCP Holdings GmbH ("BCP Holdings"), a German limited liability company, is a defendant in two special award proceedings initiated by minority stockholders of Celanese GmbH seeking the court's review of the amounts (i) of the fair cash compensation and of the guaranteed dividend offered in the purchaser offer under the 2004 Domination Agreement (the "Domination Agreement") and (ii) the fair cash compensation paid for the 2006 squeeze-out ("Squeeze-Out") of all remaining stockholders of Celanese GmbH.
Pursuant to a settlement agreement between BCP Holdings and certain former Celanese GmbH stockholders, if the court sets a higher value for the fair cash compensation or the guaranteed payment under the Domination Agreement or the Squeeze-Out compensation, former Celanese GmbH stockholders who ceased to be stockholders of Celanese GmbH due to the Squeeze-Out will be entitled to claim for their shares the higher of the compensation amounts determined by the court in these different proceedings related to the Domination Agreement and the Squeeze-Out. If the fair cash compensation determined by the court is higher than the Squeeze-Out compensation of €66.99, then 1,069,465 shares will be entitled to an adjustment. If the court determines the value of the fair cash compensation under the Domination Agreement to be lower than the original Squeeze-Out compensation, but determines a higher value for the Squeeze-Out compensation, 924,078 shares would be entitled to an adjustment. Payments already received by these stockholders as compensation for their shares will be offset so that persons who ceased to be stockholders of Celanese GmbH due to the Squeeze-Out are not entitled to more than the higher of the amount set in the two court proceedings.
In September 2011, an expert appointed by the court hearing the Domination Agreement stockholders' claims to assist it in determining the value of Celanese GmbH rendered an opinion. The expert opined that the fair cash compensation for these stockholders (145,387 shares) should be increased from €41.92 to €51.86. This non-binding opinion recommends a total increase in share value to €2 million for those claims under the Domination Agreement. The opinion has no effect on the Squeeze-Out proceeding because the share price recommended is lower than the price those stockholders already received in the Squeeze-Out. However, the opinion also advocates that the guaranteed dividend should be increased from €2.89 to €3.79, aggregating an increase in total guaranteed dividends of €1 million to the Squeeze-Out claimants. The Company evaluated the non-binding opinion of the expert and submitted a written response during the three months ended December 31, 2011. No hearing date has been set. No expert has yet been appointed in the Squeeze-Out proceedings.
For those claims brought under the Domination Agreement, based on the Company's evaluation of currently available information, including the non-binding expert opinion, the fact that the Court has asked the expert to update his opinion, and the fact that the court may adopt this new opinion or apply its own (there are legal questions about the applicable valuation method), which could increase or decrease the Company's potential exposure, the Company does not believe that the Possible Loss is material.
For those remaining claims brought by the Squeeze-Out claimants, based on the Company's evaluation of currently available information, including that damages sought are unspecified, unsupported or uncertain, the matter presents meaningful legal uncertainties (including novel issues of law and the applicable valuation method), there are significant facts in dispute and the court has not yet appointed an expert, the Company cannot estimate the Possible Loss, if any, at this time.
Guarantees
The Company has agreed to guarantee or indemnify third parties for environmental and other liabilities pursuant to a variety of agreements, including asset and business divestiture agreements, leases, settlement agreements and various agreements with affiliated companies. Although many of these obligations contain monetary and/or time limitations, others do not provide such limitations.
As indemnification obligations often depend on the occurrence of unpredictable future events, the future costs associated with them cannot be determined at this time.
The Company has accrued for all probable and reasonably estimable losses associated with all known matters or claims that have been brought to its attention. These known obligations include the following:

•	Demerger Obligations
In connection with the Hoechst demerger, the Company agreed to indemnify Hoechst, and its legal successors, for various liabilities under the demerger agreement, including for environmental liabilities associated with contamination arising either from environmental damage in general ("Category A") or under 19 divestiture agreements entered into by Hoechst prior to the demerger ("Category B") (Note 15).
The Company's obligation to indemnify Hoechst, and its legal successors, is capped under Category B at €250 million. If and to the extent the environmental damage should exceed €750 million in aggregate, the Company's obligation to indemnify Hoechst and its legal successors applies, but is then limited to 33.33% of the remediation cost without further limitations. Cumulative payments under the divestiture agreements as of December 31, 2012 are $61 million. Most of the divestiture agreements have become time barred and/or any notified environmental damage claims have been partially settled.
The Company has also undertaken in the demerger agreement to indemnify Hoechst and its legal successors for (i) 33.33% of any and all Category A liabilities that result from Hoechst being held as the responsible party pursuant to public law or current or future environmental law or by third parties pursuant to private or public law related to contamination and (ii) liabilities that Hoechst is required to discharge, including tax liabilities, which are associated with businesses that were included in the demerger but were not demerged due to legal restrictions on the transfers of such items. These indemnities do not provide for any monetary or time limitations. The Company has not been requested by Hoechst to make any payments in connection with this indemnification. Accordingly, the Company has not made any payments to Hoechst and its legal successors.
Based on the Company's evaluation of currently available information, including the lack of requests for indemnification, the Company cannot estimate the Possible Loss for the remaining demerger obligations, if any, in excess of amounts accrued.

•	Divestiture Obligations
The Company and its predecessor companies agreed to indemnify third-party purchasers of former businesses and assets for various pre-closing conditions, as well as for breaches of representations, warranties and covenants. Such liabilities also include environmental liability, product liability, antitrust and other liabilities. These indemnifications and guarantees represent standard contractual terms associated with typical divestiture agreements and, other than environmental liabilities, the Company does not believe that they expose the Company to any significant risk (Note 15).
The Company has divested numerous businesses, investments and facilities through agreements containing indemnifications or guarantees to the purchasers. Many of the obligations contain monetary and/or time limitations, ranging from one year to thirty years. The aggregate amount of indemnifications and guarantees provided for under these agreements is $195 million as of December 31, 2012. Other agreements do not provide for any monetary or time limitations.
Based on the Company's evaluation of currently available information, including the number of requests for indemnification or other payment received by the Company, the Company cannot estimate the Possible Loss for the remaining divestiture obligations, if any, in excess of amounts accrued.
Purchase Obligations
In the normal course of business, the Company enters into various purchase commitments for goods and services. The Company maintains a number of "take-or-pay" contracts for purchases of raw materials, utilities and other services. Certain of the contracts contain a contract termination buy-out provision that allows for the Company to exit the contracts for amounts less than the remaining take-or-pay obligations. The Company does not expect to incur any material losses under take-or-pay contractual arrangements. Additionally, the Company has other outstanding commitments representing maintenance and service agreements, energy and utility agreements, consulting contracts and software agreements. As of December 31, 2012, the Company had unconditional purchase obligations of $3.3 billion which extend through 2034.
The Company holds variable interests in entities that supply certain raw materials and services to the Company. The variable interests primarily relate to cost-plus contractual arrangements with the suppliers and recovery of capital expenditures for certain plant assets plus a rate of return on such assets. Liabilities for such supplier recoveries of capital expenditures have been recorded as capital lease obligations. The entities are not consolidated because the Company is not the primary beneficiary of the entities as it does not have the power to direct the activities of the entities that most significantly impact the entities' economic performance. The Company's maximum exposure to loss as a result of its involvement with these variable interest entities ("VIEs") as of December 31, 2012 relates primarily to early contract termination fees.
The Company's carrying value of assets and liabilities associated with its obligations to VIEs, as well as the maximum exposure to loss relating to these VIEs are as follows:

	As of	As of
	December 31, 2012	December 31, 2011
	(In $ millions)
Property, plant and equipment, net	118	119

Trade payables	41	40
Current installments of long-term debt	7	6
Long-term debt	140	137
Total	188	183

Maximum exposure to loss	273	228

The difference between the total obligations to VIEs and the maximum exposure to loss, primarily represents take-or-pay obligations for services included within the unconditional obligations discussed above.
During March 2010, the Company successfully completed an amended raw material purchase agreement with a supplier who had filed for bankruptcy. Under the original contract, the Company made advance payments in exchange for preferential pricing on certain volumes of material purchases over the life of the contract. The cancellation of the original contract and the terms of the subsequent amendment resulted in the Company accelerating amortization on the unamortized prepayment balance of $22 million during the three months ended March 31, 2010. The accelerated amortization was recorded to Cost of sales in the consolidated statements of operations as follows: $20 million was recorded in the Acetyl Intermediates segment and $2 million was recorded in the Advanced Engineered Materials segment. During the year ended December 31, 2011, the Company received consideration of $17 million in connection with the settlement of a claim against this bankrupt supplier. The consideration was recorded to Other charges (gains), net (Note 17), net in the consolidated statements of operations in the Acetyl Intermediates segment.